Exhibit 99.1

Hercules Offshore Monthly Rig Fleet Status Report as of October 23, 2008

					Contract (2)	Est. Duration (3)
Rig Name		Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
Domestic Offshore

1	Hercules 75	Submersible, TD	GOM	Warm Stacked
2	Hercules 77	Submersible, TD	GOM	Warm Stacked
3	Hercules 78	Submersible, TD	GOM	Shipyard			11/24/08	Hurricane related repairs
4	Hercules 85	85' - ILS, TD	GOM	Warm Stacked
5	Hercules 101	100' - MC, TD	GOM	Energy Partners	59-61	38	11/30/08	Special survey planned for approximately 14 days in June 2009
6	Hercules 120	120' - MC, TD	GOM	Chevron	66-68	69	12/31/08	Extension of contract at same rate for two months
7	Hercules 150	150' - ILC, TD	GOM	Rozel	64-66	21	10/25/08
				Chevron	69-71	21	11/15/08
				ADTI/Northstar	79-81	13	11/28/08
				Chevron	69-71	43	01/10/09	Special survey planned for approximately 21 days in April 2009
8	Hercules 152	150' - MC, TD	GOM	Shipyard			11/14/08	Repairs
9	Hercules 153	150' - MC, TD	GOM	Hall Houston	64-66	9	11/01/08
10	Hercules 173	173' - MC, TD	GOM	Chevron	66-68	69	12/31/08
11	Hercules 200	200' - MC, TD	GOM	Royal	64-66	2	10/25/08
					84-85	28	11/22/08
12	Hercules 201	200' - MC, TD	GOM	Shipyard			11/24/08	Hurricane related repairs. The special survey previously scheduled for March 2009 will be completed with the current dry docking.
13	Hercules 202	200' - MC, TD	GOM	ADTI/W&T	59-61	7	10/30/08	Special survey planned for approximately 14 days starting in June 2009
				Probe Resources	77-79	50	12/19/08	Substitution from Hercules 201
14	Hercules 203	200' - MC, TD	GOM	Energy XXI	74-76	84	01/15/09
				Energy XXI	81-83	90	04/15/09	Special survey planned for approximately 21 days in July 2009
15	Hercules 204	200' - MC, TD	GOM	LLOG	70-72	34	11/26/08
				LLOG	72-74	92	02/26/09
16	Hercules 207	200' - MC, TD	GOM	Peregrine	69-71	1	10/24/08
				Peregrine	81-83	37	11/30/08
				Prime	84-86	15	12/15/08
17	Hercules 211	200' - MC Workover	GOM	Ankor	61-63	1	10/24/08	Special survey planned for approximately 30 days starting in October 2009
18	Hercules 250	250' - MS, TD	GOM	Tri-C Resources	74-76	1	10/24/08
				Hunt Oil	74-76	52	12/15/08
				Hunt Oil	79-81	40	01/24/09
				Hunt Oil	84-86	24	02/17/09
19	Hercules 251	250' - MS, TD	GOM	Tana	74-76	114	02/14/09
					64-66	89	05/14/09
20	Hercules 252	250' - MS, TD	GOM	LLOG	74-76	105	02/05/09
21	Hercules 253	250' - MS, TD	GOM	Tana	62-64	30	11/22/08
					64-66	273	08/22/09
22	Hercules 257	250' - MS, TD	GOM	ADTI/Contango	74-76	9	11/01/08
23	Hercules 350	350' - ILC, TD	GOM	El Paso	114-116	8	10/31/08
				Tana	129-131	62	01/01/09
					Average	66	days

Hercules Offshore Monthly Rig Fleet Status Report as of October 23, 2008

					Contract (2)	Est. Duration (3)
Rig Name		Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
24	Hercules 155	150' - ILC	GOM	Cold Stacked 07/01
25	Hercules 191	160' - MS	GOM	Cold Stacked 08/01
26	Hercules 254	250' - MS	GOM	Cold Stacked 07/01
27	Hercules 255	250' - MS	GOM	Cold Stacked 07/01

International Offshore

1	Hercules 110	100' - MC, TD	Trinidad	Cold Stacked 08/08
2	Hercules 170	170' - ILC	Qatar	Occidental Petroleum	104-106	260	07/10/09	Planned maintenance for approximately 21 days in December 2009 at reduced dayrate of $69-70K
3	Hercules 156	150' - ILC, TD	Cameroon & Gabon	ADDAX / Perenco	149-151	28	11/20/08
				Shipyard			12/15/08	Special survey
				ADDAX	149-151	66	02/19/09
4	Hercules 185	120' - ILC, TD	Angola	Angola Drilling Company Ltd	124-126	14	11/06/08
				Shipyard			03/06/09	Maintenance and upgrades including a 30' leg extension
				Angola Drilling Company Ltd	149-151	549	09/06/10
5	Hercules 205	200' - MC, TD	Mexico	PEMEX	104-106	369	10/27/09	Dayrate adjusts every 90 days to published GOM index for 200' Mat Cantilever + $20,000. Next rate adjustment on 1/28/09
6	Hercules 206	200' - MC, TD	Mexico	PEMEX	111-113	242	06/22/09
7	Platform 3	Platform, TD	Mexico	PEMEX	51-53	132	03/04/09
8	Hercules 258	250' - MS	India	ONGC	109-111	954	06/04/11
9	Hercules 208	200' - MC	Malaysia	Murphy	109-111	1,037	08/26/11
10	Hercules 260	250' - ILC	India	ONGC	142-144	888	03/30/11
11	Hercules 261	250' - ILC	Saudi Arabia	Shipyard			11/10/08	Contract preparation work
				Saudi Aramco	136-138	1,054	09/30/11
12	Hercules 262	250' - ILC	Saudi Arabia	Shipyard			12/05/08	Contract preparation work
				Saudi Aramco	127-129	1,029	09/30/11
					Average	552	days

Hercules Offshore Monthly Rig Fleet Status Report as of October 23, 2008

					Contract (2)	Est. Duration (3)
Rig Name		Rig Type	Location	Customer / Status (1)	Dayrate ($000s)	Days	Date	Comments
US Inland Barges
1	Hercules 09	Posted - 2000 hp, TD	US Inland Gulf Coast	Cinco	36-38	38	11/30/08
				STO Operating Company	35-37	31	12/31/08
2	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Forest	36-38	16	11/08/08
3	Hercules 15	Conv - 2000 hp	US Inland Gulf Coast	Swift Energy Company	33-35	8	10/31/08
4	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	Apache	44-46	33	11/25/08
5	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Swift Energy Company	28-30	10	11/02/08
6	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Shipyard			12/31/08	Quarters refurbishment
7	Hercules 29	Conv - 3000 hp, TD	US Inland Gulf Coast	Samson	32-34	33	11/25/08
				JCG	32-34	56	01/20/09
8	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	40-42	15	11/07/08
9	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	44-46	48	12/10/08
10	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Forza	33-35	43	12/05/08
11	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Warm Stacked
12	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Warm Stacked
13	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	McMoRan	45-47	36	11/28/08
14	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Sabco	43-45	56	12/18/08
15	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Swift Energy Company	39-41	46	12/08/08
					Average	31	days

16	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08
17	Hercules 07	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
18	Hercules 10	Posted - 2000 hp	US Inland Gulf Coast	Cold Stacked 03/02
19	Hercules 20	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 09/03
20	Hercules 21	Conv - 1500 hp	US Inland Gulf Coast	Cold Stacked 07/99
21	Hercules 23	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 03/02
22	Hercules 28	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 05/08
23	Hercules 30	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
24	Hercules 31	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 03/02
25	Hercules 32	Conv - 3000 hp	US Inland Gulf Coast	Cold Stacked 12/03
26	Hercules 47	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98
27	Hercules 61	Posted - 3000 hp	US Inland Gulf Coast	Cold Stacked 02/98

(1)	Rigs with a Customer named are under contract while rigs described as “Stacked Ready” are not under contract but generally are ready for service. Rigs described as “Warm Stacked” may have a reduced number of crew, but only require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, or upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)	Contract dayrates shown in the table above are contract operating dayrates and, in certain cases under our Inland Barge contracts, include revenue for other vessels and services provided by Delta Towing. These rates do not include lump sum amounts reimbursable from the client, bonuses that are considered revenue under generally accepted accounting principles, or revenue already included in other Hercules business segments.

(3)	Estimated contract duration is an estimate based on current belief by our customer as to the remaining days to complete the project.

Hercules Offshore Liftboat Fleet Status Report for the month ended September 30, 2008

Leg Length/		Actively	Revenue Per
Liftboat Class	Total Number	Marketed	Day Per	Operating
(Feet)	of Liftboats	Liftboats(1)	Liftboat(2)(4)	Days	Utilization(3)	Comments
Gulf of Mexico
230	3	3	$14,709	66	73%	One vessel in drydock in September and October
190-215	5	5	12,376	122	81%	One vessel in drydock in September and October
170	2	2	8,386	59	98%
140-150	6	6	8,196	112	62%	Three vessels in drydock in September and two vessels in drydock in October
120-130	14	13	5,586	349	89%	Two vessels in drydock in September and October and one vessel cold-stacked in September and October
105	15	13	4,292	354	91%	Two vessels in drydock in September, one vessel in drydock in October and two vessels cold-stacked in September and October

Sub-total/Average	45	42	$6,932	1,062	84%

International
260	1	—	—	—	0%	Whale Shark is in a shipyard in the UAE undergoing regulatory and other modifications and repairs and is expected to re-enter service in early 2009
170-215	4	3	$37,278	80	89%	Revenue per day does not include $17,099 per day that was recorded in September for work performed in prior periods. Amberjack is in a shipyard in the UAE and should start a short-term contract in early-November 2008
140-150	4	4	15,337	118	98%	One vessel in drydock 2 days in September
120-130	7	7	11,287	119	57%	Two vessels drydock in September
105	4	4	14,064	68	57%

Sub-total/Average	20	18	$18,419	385	71%

Total/Average	65	60	$9,989	1,447	80%

Note:

(1)	Actively marketed liftboats excludes two GOM cold-stacked 105’ class liftboats, one GOM cold-stacked 120-130’ class liftboat, one 205’ class liftboat in the shipyard in UAE and one 260’ class liftboat in the shipyard in UAE.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.

(4)	Domestic Liftboats revenue per day is reflective of standby rates incurred during Hurricanes Gustav and Ike
The information herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts. Such statements are subject to a number of risks, uncertainties and assumptions, including, without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, operational difficulties, shipyard and other delays and other factors described in Hercules’ annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. Hercules cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.